                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            TALLEY INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

TALLEY [TM]
INDUSTRIES
2702 N. 44th Street
Phoenix, Arizona 85008

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     The Annual Meeting of Stockholders of Talley Industries, Inc., a Delaware corporation, will be held on April 9, 1996, at 11:00 a.m. Mountain Standard Time, at the Ritz-Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016, for the following purposes:

     1. To elect four directors for terms expiring in 1999, with the holders of the Company's Common Stock having the exclusive right to elect such directors;

     2. To elect two directors for terms expiring at the next Annual Meeting of Stockholders (or earlier under certain circumstances), with the holders of the Company's Series A Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock having the exclusive right, voting as a single class, to elect such directors pursuant to the respective certificates of designation of such series of preferred stock;

     3. To approve the 1996 Comprehensive Stock Plan of Talley Industries, Inc.;

     4. To approve the 1996 Non-Employee Director Stock Plan of Talley Industries, Inc.;

     5. To consider and act upon a stockholder proposal; and

     6. To transact any other business which may properly come before the meeting or any adjournment thereof.

     These items are more fully described in the following pages, which are hereby made a part of this Notice. Only stockholders of record at the close of business on February 27, 1996 will be entitled to vote by proxy or in person at the meeting.

     Please mark, sign, date and return the enclosed proxy card(s) in the enclosed envelope, which requires no postage. The proxy card for Common Stock is white, and the proxy card for Preferred Stock is white with a blue stripe. If you own both Common and Preferred Stock, please execute and return both cards. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. The signed proxy will not be used if you attend the meeting in person and so request.

                                          By order of the Board of Directors,


                                          Mark S. Dickerson
                                          Secretary

Phoenix, Arizona
March 8, 1996

                            TALLEY INDUSTRIES, INC.
                             2702 NORTH 44TH STREET
                             PHOENIX, ARIZONA 85008

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 9, 1996

I. SOLICITATION

     This Proxy Statement, and the accompanying proxy card(s), are furnished in connection with the solicitation by the Board of Directors of TALLEY INDUSTRIES, INC. (the "Company") of proxies from holders of the Company's Common Stock, Series A Convertible Preferred Stock ("Series A"), and Series B Cumulative Convertible Preferred Stock ("Series B") (the Series A and Series B being collectively referred to herein as the "Preferred Stock") to be voted at the annual meeting of stockholders to be held at 11:00 a.m. Mountain Standard Time, at the Ritz-Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016 on Tuesday, April 9, 1996 (and any adjournment thereof), for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the "Notice of Meeting").

     The four directors referred to in paragraph 1 of the accompanying Notice of Meeting will be elected exclusively by the holders of the Common Stock (the "Common Stockholders") and the two directors referred to in paragraph 2 of the Notice of Meeting will be elected exclusively by the holders of the Preferred Stock (the "Preferred Stockholders"), voting as a single class. Therefore, separate proxy cards have been supplied for Common and Preferred Stock. If you hold both Common and Preferred Stock, you will receive two proxy cards, one white card (for Common Stock) and one white card with a blue stripe (for Preferred Stock). Such proxies are revocable at any time prior to being voted either (i) if you attend the meeting in person and so request, or (ii) upon receipt of written notice by the Secretary of the Company prior to the meeting of such revocation or by submitting a proper proxy bearing a later date. If no instructions are indicated on a proxy, the shares represented by the proxy will be voted FOR the election of the nominees for director proposed by the Board of Directors and set forth herein, FOR the approval of the 1996 Comprehensive Stock Plan, FOR the approval of the 1996 Non-Employee Director Stock Plan, AGAINST the stockholder proposal described herein, and in accordance with the judgment of the persons named in the proxy as to any other matters as may properly come before the 1996 Annual Meeting of Stockholders. Only stockholders of record at the close of business on February 27, 1996 will be entitled to vote at the meeting and any adjournment thereof.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation. The Company has retained Kissel-Blake, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $7,000 plus expenses. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock and Preferred Stock.

     Enclosed herewith is a copy of the annual report of the Company for the fiscal year ended December 31, 1995. The annual report is not to be considered a part of this proxy soliciting material. This Proxy Statement and the accompanying proxy card(s) are being mailed to stockholders on or about March 8, 1996.

II. VOTING

     On February 20, 1996, the Company had outstanding 11,959,501 shares of Common Stock, 66,695 shares of Series A and 1,547,887 shares of Series B. The holders of Common Stock and Series B are entitled to one vote per share, and the holders of Series A are entitled to four-tenths of one vote per share.

     Assuming a quorum is present at the 1996 Annual Meeting of Stockholders, the affirmative vote of a majority of the voting power of the Common Stockholders and Preferred Stockholders, voting as a single class, present in person or represented by proxy at the meeting and entitled to vote thereon, is required for approval of each of the proposals referred to in paragraphs 3 through 5 of the accompanying Notice of Meeting. Abstentions will be counted as present and entitled to vote for purposes of such matters and will have the same effect as a vote against such matters. Broker non-votes, however, will be counted as present for quorum purposes, but will not be counted as entitled to vote on such matters and will have no effect on the outcome of such matters.

     The four directors referred to in paragraph 1 of the accompanying Notice of Meeting will be elected exclusively by the Common Stockholders and the two directors referred to in paragraph 2 of the accompanying Notice of Meeting will be elected exclusively by the Preferred Stockholders, voting as a single class, as described in "Election of Directors" below. The voting for the election of directors may, but need not, be by ballot. Assuming a quorum is present at the 1996 Annual Meeting of Stockholders, directors will be elected by a plurality of the votes cast at the stockholders' meeting. Abstentions may not be specified on the election of directors. Votes for the election of directors may only be cast for or withheld. Because the directors will be elected by a plurality vote, votes withheld and broker non-votes will have no effect on the election of directors. Votes will be counted by the Company's proxy tabulators and inspectors of election.

III. SUBMISSION OF STOCKHOLDER PROPOSALS

     If any stockholder of the Company wishes to submit a proposal to be inserted in the proxy material for the Annual Meeting of Stockholders in 1997, such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received in writing by the Secretary of the Company on or before November 8, 1996.

     If a stockholder desires to bring proper business before an annual meeting of stockholders which is not the subject of a proposal timely submitted for inclusion in the proxy statement as described above, the stockholder must follow procedures outlined in the Company's Bylaws. Pursuant to the Company's Bylaws, a stockholder may propose business to be considered at the meeting, provided that the stockholder (i) is a stockholder of record at the time of giving notice to the Company of the proposal and is entitled to vote at the annual meeting of stockholders where the proposal will be considered, and (ii) complies with the notice procedures of Article II, Section 8 of the Bylaws. That section provides that the proposing stockholder must deliver notice of the proposal to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The required notice must contain certain information, including information about the stockholder, as prescribed by the Bylaws.

     The Bylaws also provide procedures for stockholders to nominate directors for election at an annual meeting of stockholders. These procedures are discussed later in this Proxy Statement. See "The Board of Directors and its Committees -- Nominating Committee."

IV. THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board of Directors has delegated certain authority to committees. The Board of Directors held six meetings during 1995.

AUDIT COMMITTEE

     The Audit Committee currently consists of six directors -- Messrs. Benson, Foster, Hoopes, Orlando, Stamatakis and Victor -- none of whom is an officer or employee of the Company or any of its subsidiaries or affiliates. The Committee held two meetings in 1995. The primary function of the Audit Committee is to provide an opportunity for direct communication between the Board of Directors and the Company's independent auditors. The Committee deals with the accuracy and completeness of the Company's financial statements and related matters. It meets with the independent auditors and from time to time reviews with management and the independent auditors the procedures established for the preparation, review and auditing of the Company's financial reports. Finally, the Committee makes recommendations to the Board of Directors regarding the appointment of a firm of independent auditors.

EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee (the "Committee") was organized to establish executive compensation levels, to administer and manage the Company's incentive compensation plans and to determine the individuals to whom incentive awards should be granted and the terms of such awards. The Committee, which held one meeting in 1995, currently consists of Messrs. Israel, MacNaughton, Stamatakis, Stodder and Ulrich. See the "Executive Compensation Committee Report" under "Executive Compensation" below for information on the Committee's 1995 compensation determination for executive officers.

NOMINATING COMMITTEE

     The Company does not have a standing Nominating Committee. The function of nominating directors is carried out by the entire Board of Directors. Pursuant to the Company's Bylaws, a stockholder may nominate persons for election as director, provided that the stockholder (i) is a stockholder of record at the time of the nomination and is entitled to vote at the meeting of stockholders for the Board seat to which the nomination relates, and (ii) complies with the notice procedures of Article II, Section 8 of the Bylaws. That section provides that the nominating stockholder must deliver notice of the nomination to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The required notice must contain certain information, including information about the nominee, as prescribed in the Bylaws.

DIRECTOR COMPENSATION

     Employee directors receive no compensation for service on the Board or its committees. Non-employee directors are paid a retainer at the rate of $27,000 per year and fees of $1,000 for each Board meeting attended and $650 for each committee meeting attended. Travel and related expenses incurred by directors in connection with Board or committee meetings are reimbursed by the Company. See "Approval of 1996 Non-Employee Director Stock Plan" below for a discussion of the 1996 Non-Employee Director Stock Plan of Talley Industries, Inc. which, if approved by the Company's stockholders at the 1996 Annual Meeting of Stockholders, will provide for the automatic grant annually of 1,000 shares of restricted stock and an option to purchase 1,000 shares of the Company's Common Stock to non-employee directors.

     The Talley Industries, Inc. Retirement Plan (Directors Only) (the "Directors' Retirement Plan") provides non-employee directors deferred compensation in recognition of personal services rendered if they have served as a director of the Company for at least five years. Based upon compensation received solely for being a director, the Directors' Retirement Plan provides each non-employee director an annual retirement benefit equal to his eligible compensation for the full year of service during which his compensation was the highest within the three years immediately preceding his retirement or termination. The Directors' Retirement Plan was amended effective as of January 1, 1991 and, as a result, directors who retired on or before that date and certain other directors do not receive the annual retirement benefit. The Company has the right to prospectively amend or discontinue the Directors' Retirement Plan. In addition, non-employee directors receive benefits under a medical plan and a business travel and accident insurance policy provided by the Company. Effective January 1, 1994, non-employee directors who have served as a director of the Company for at least five years will be covered under the Company's group life insurance plan so long as they continue to serve as a non-employee director; upon resignation from the Board of Directors on or after attaining age 70, such directors are entitled to a lump sum payment from the Company of $50,000.

     Non-employee directors who have served as a director of the Company for at least five years also participate in a charitable awards program. The program is fully funded by the Company's group life insurance plan referred to above. The plan provides for an additional $50,000 death benefit for each director covered for charitable purposes. This coverage will remain in effect even if the director no longer serves as a non-employee director. Upon the death of a director, the Company donates one-half of the $50,000 benefit to one or more qualifying organizations designated by the director. The remaining one-half of the benefit is contributed to the Talley Industries, Inc. Foundation. If a director does not designate a qualifying charity, the entire $50,000 benefit is contributed to the Talley Industries, Inc. Foundation. Individual directors derive no financial benefit from this program since all charitable deductions relating to the contributions accrue solely to the Company and the cost of the program to the Company is insignificant.

     In connection with the refinancing of substantially all of the Company's debt in October 1993, the Company formed a holding company subsidiary, Talley Manufacturing and Technology, Inc. ("Talley Manufacturing") to own all of the capital stock of all of the Company's non-real estate subsidiaries. Since December 1993, directors of the Company have also served as directors of Talley Manufacturing, but do not receive any additional compensation for serving as directors of Talley Manufacturing. Pursuant to a cost sharing agreement with Talley Manufacturing, Talley Manufacturing either bears or reimburses the Company for the compensation and expenses of the directors of the Company.

V. OTHER RELATIONSHIPS AND CERTAIN TRANSACTIONS

     There are no family relationships between any of the executive officers or directors of the Company.

     The Company and certain of its subsidiaries paid legal fees to the law firm of Meyer, Hendricks, Victor, Ruffner & Bivens, P.L.C. (and its predecessor firm), of which Mr. Victor is a member, for services relating to corporate matters and litigation that were performed during the fiscal year ended December 31, 1995.

     The Company paid consulting fees of $120,000 to Mr. Stamatakis for services relating to international business matters that were performed during the fiscal year ended December 31, 1995. A subsidiary of Stamatakis Industries, Inc., of which Mr. Stamatakis is an executive officer, filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in March 1992.

     On February 7, 1996, the Company entered into an agreement with John J. McMullen providing for the immediate conversion of the 120,293 shares of the Company's Series D Cumulative Convertible Preferred Stock (the "Series D Preferred Stock") owned by Mr. McMullen into 1,202,930 shares of Common Stock and the issuance of an additional 702,919 shares of Common Stock in consideration of Mr. McMullen's commitment immediately to convert the Series D Preferred Stock and certain other commitments. The Series D Preferred Stock was held in a voting trust agreement since Mr. McMullen acquired the Series D Preferred Stock in exchange for the naval engineering business he sold to the Company in 1988. The approximately 1.9 million shares of Common Stock will continue to be held in the voting trust, which is being extended under the agreement until March 2001 and revised in various respects to tighten the transfer restrictions and alter the voting provisions. First Interstate Bank of Arizona, N. A., serves as the voting trustee. Among other things, the amended voting trust agreement permits only limited sales of Common Stock prior to expiration of the trust on March 1, 2001 (subject to earlier termination in certain specified circumstances). An Amended and Restated Voting Trust Agreement was signed by all the parties on February 7, 1996, and the conversion of the Series D Preferred Stock and the issuance of the additional shares of Common Stock were completed on February 16, 1996.

     The conversion of the Series D Preferred Stock automatically extinguished all accrued and unpaid dividends on that stock, which had been accruing since the first quarter of 1991 and totalled approximately $2.57 million as of December 31, 1995. The dividend rate on the Series D Preferred Stock was scheduled to escalate dramatically in February 1998 (from $4.50 per share to $15.75 per share) if the stock remained outstanding at that time. Following the conversion, no shares of Series D Preferred Stock remain outstanding.

     On February 7, 1996, Mr. McMullen extended until January 31, 2001 and modified his consulting arrangement with Talley Manufacturing. A company owned by Mr. McMullen will provide various consulting services for the Company's naval engineering subsidiary. Mr. McMullen will also serve as the chairman of that subsidiary, but he will not have any executive duties. Talley Manufacturing will pay, or will cause to be paid to, Mr. McMullen's company a consulting fee of $400,000 per year.

VI. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of February 20, 1996 regarding the only persons known to the Company to own beneficially more than 5% of the total number of the outstanding shares of any class of the Company's voting securities:

                                                                                      PERCENT OF
                                                            AMOUNT AND                AGGREGATE
                                                            NATURE OF     PERCENT      VOTES OF
  TITLE OF                NAME AND ADDRESS OF               BENEFICIAL      OF        PREFERRED
    CLASS                   BENEFICIAL OWNER               OWNERSHIP(1)    CLASS        STOCK
-------------    --------------------------------------    ------------   -------     ----------
Series A         Irene M. Kaynor                            4,402(2)      6.60%        .112%
                 1001 Fifth Avenue, Apt. 17A
                 New York, NY 10028
                 Richard S. Kaynor &                        9,621        14.43%        .244%
                 Elizabeth H. Kaynor
                 4116 Douglas Road
                 Miami, FL 33133
                                                            9,622        14.43%        .244%
                 Sanford B. Kaynor
                 c/o Fiduciary Trust Co. of
                 New York
                 P. O. Box 3199
                 Church Street Station
                 New York, NY 10008
                                                           16,261        24.38%        .413%
                 William A. Kaynor
                 1001 Fifth Avenue, Apt. 17A
                 New York, NY 10028
Series B         Marshall & Ilsley Trust Company of       408,394(3)     26.38%       25.94%
                 Arizona, Trustee
                 Talley Savings Plus
                 One East Camelback Road, Ste. 340
                 Phoenix, AZ 85012
                                                          153,100         9.89%        9.72%
                 Elliott Associates, L.P.
                 712 Fifth Avenue, 36th Floor
                 New York, NY 10019
Common Stock     John J. McMullen                       1,905,849(4)     15.94%          N/A
                 9204 Sloane Street
                 Orlando, FL 32827
                                                          784,693(3)      6.56%          N/A
                 Marshall & Ilsley Trust Company of
                 Arizona, Trustee
                 Talley Savings Plus
                 One East Camelback Road, Ste. 340
                 Phoenix, AZ 85012
                                                          992,900(5)      8.30%          N/A
                 Saad A. Alissa
                 P. O. Box 192
                 Alkhobar 81962
                 Saudi Arabia

---------------

(1) In presenting the information set forth in this table and the notes thereto, the Company has relied in part upon statements of the persons or entities named therein filed with the Securities and Exchange Commission ("SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, Preferred Stock has not been deemed converted to Common Stock in calculating the beneficial ownership of Common Stock. Unless otherwise noted below, each beneficial owner has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

(2) Ms. Kaynor owns 4,361 shares of Series A directly and 41 shares of Series A as Trustee for the benefit of Robert M. Kaynor.

(3) Reported separately are 784,693 shares of Common Stock and 408,394 shares of Series B which Marshall & Ilsley Trust Company of Arizona holds as Trustee for the Talley Savings Plus stock purchase plan. Each share of Series B is entitled to cast one vote per share and is convertible into 1.3125 shares of Common Stock. Voting rights with respect to shares of Common Stock and Series B held by the Talley Savings Plus stock purchase plan that have been allocated to employee accounts are passed through to employee participants who have the right to direct the trustee's voting of such shares. Unallocated shares are voted in the same proportions as the shares with respect to which the employee participants have the right to direct voting. The trustee will not vote allocated shares as to which it does not receive instructions. The trustee has the power to dispose of shares held by the plan, including the power to accept or reject tender, exchange, conversion and other offers made by the Company itself (or by certain Company affiliates) and relating to plan shares. However, in the event of other tender or exchange offers for plan shares, the trustee will tender or exchange only those allocated shares of Common Stock or Series B as to which it receives such instructions. The trustee will tender or exchange the unallocated shares in the same proportions as the shares with respect to which the employee participants have the right to direct voting.

(4) Mr. McMullen acquired the Common Stock upon the conversion of the Series D Preferred Stock that he owned and the issuance by the Company of an additional 702,919 shares of Common Stock in consideration of Mr. McMullen's commitment immediately to convert the Series D Preferred Stock and certain other commitments. Mr. McMullen acquired the Series D Preferred Stock in exchange for the naval engineering business he sold to the Company in 1988. All of the shares of Common Stock owned by Mr. McMullen will continue to be subject to a voting trust originally established in 1988 when Mr. McMullen acquired his Series D Preferred Stock. First Interstate Bank of Arizona, N.A., serves as trustee. Pursuant to the terms of the voting trust, Mr. McMullen's shares will be voted either in the same proportions as all other shares of the Common Stock are voted with respect to a particular matter, or as agreed upon by both the Company and Mr. McMullen (or, under certain circumstances, his successor in interest). The voting trust expires by its terms on March 1, 2001, or earlier upon the occurrence of certain events. The business address of First Interstate Bank of Arizona, N.A., is 100 W. Washington, Phoenix, Arizona 85003.

(5) Mr. Alissa is the beneficial owner of 992,900 shares of Common Stock. This amount includes 314,800 shares of Common Stock owned by General Investors Limited ("GIL"), which is wholly owned by Mr. Alissa and 678,100 shares of Common Stock owned by Financial Investors Limited ("FIL"), which is wholly owned by Abdullatif Ali Alissa, Est. (the "Establishment"). Mr. Alissa is President of the Establishment. The Establishment, Mr. Alissa and FIL share the investment and voting power of the 678,100 shares of Common Stock owned by FIL. Mr. Alissa and GIL share the investment and voting power of the 314,800 shares of Common Stock owned by GIL. The foregoing information is based solely upon the filings made by Mr. Alissa and his various affiliates with the SEC under Section 13 of the Exchange Act.

VII. ELECTION OF DIRECTORS

CURRENT STRUCTURE OF THE BOARD

     The Board of Directors of the Company is divided into three separate classes of directors (except for the directors specially elected by the holders of Preferred Stock). Each class is elected for a term of three years, and the term of office of one of the three classes of directors expires each year on a rotating basis. In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors may by resolution establish the number of members of the Board, not to exceed fifteen members (excluding the two directors specially elected by the Preferred Stockholders). Vacancies occurring on the Board may be filled by the Board for the remainder of the full term of office of the director whose absence from the Board created the vacancy, notwithstanding the fact that the term may extend beyond the next annual meeting of stockholders. However, a vacancy among the directors elected specially by the Preferred Stockholders is filled by the remaining director so elected; if not so filled within forty days, such vacancy shall be filled at a special meeting of the Preferred Stockholders. Currently, the Board of Directors consists of twelve members (including the two directors specially elected by the Preferred Stockholders). Each Director currently serves on the board of directors of the Company's Talley Manufacturing subsidiary.

ELECTION OF DIRECTORS BY PREFERRED STOCKHOLDERS

     Messrs. Foster and Orlando (the "Special Nominees") were elected to one-year terms by the Preferred Stockholders at the 1995 Annual Meeting of Stockholders. Pursuant to the terms and rights of the Preferred Stock, when aggregate dividends equivalent to those payable for six or more quarters became in arrears on the Preferred Stock during 1992, the authorized number of directors on the Company's Board of Directors was automatically increased by two, and the Preferred Stockholders, voting as a single class, became entitled to elect the two additional directors. As noted in Section I above, the Preferred Stockholders will vote separately to elect two directors at the 1996 Annual Meeting of Stockholders. The Special Nominees have been nominated by the full Board of Directors for such election. These directors will serve until the next annual meeting of stockholders, or until their respective successors shall be elected and shall qualify; provided, however, that when the Preferred Stockholders' right to elect directors separately as a class terminates, the term of office of each director so elected shall automatically terminate. This right to elect additional directors remains vested until all dividends in arrears on the outstanding Preferred Stock have been paid in full and the full dividends for the then-current quarterly period have been declared and paid or set aside for payment. During any period in which the Preferred Stockholders have the right to elect two directors as described herein, the Preferred Stockholders have no other right to vote for election of directors, and the remaining members of the Board of Directors shall be elected exclusively by the Common Stockholders.

ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS

     Nominees for election as directors by the Common Stockholders are Messrs. Jack C. Crim, John D. MacNaughton, Alex Stamatakis and Donald J. Ulrich (the "Regular Nominees"). All Regular Nominees are currently directors and (other than Mr. Stamatakis) previously were elected by the stockholders. Mr. Stamatakis (who had previously served as a director of the Company) was elected by the Directors to the Board in 1994 to fill a vacancy created by the death of a director. Each director elected by the Common Stockholders at the 1996 Annual Meeting of Stockholders will hold office until the date of the annual meeting of stockholders in 1999, or until his successor is duly elected and qualified.

DIRECTORS/NOMINEES

     Should any one or more of the Regular or Special Nominees listed below become unavailable to serve as a director (which the Company does not anticipate), full discretion is reserved to persons named as proxies to vote for any other person or persons who may be nominated. The following table provides biographical information about the Regular Nominees, the Special Nominees, and those directors whose terms of office are continuing after the meeting:

                                                                                  DIRECTOR
             NAME, AGE, AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS               SINCE
    --------------------------------------------------------------------------    --------
    REGULAR NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF COMMON
      STOCKHOLDERS)
    Jack C. Crim, 65, President and Chief Operating Officer of the Company          1983
         from April 1983 to the Present; Executive Vice President and Chief
         Operating Officer of the Company from May 1982 to 1983.
    John D. MacNaughton, Jr. 74, President, The MacNaughton Co., corporate          1970
         financial consultants.
    Alex Stamatakis, 62, President of Stamatakis Industries, Inc. (principally      1994
         real estate investments). Mr. Stamatakis was a director of the
         Company from October 1985 until February 1993.
    Donald J. Ulrich, 59, Owner and Vice Chairman of Ventura Coastal                1991
         Corporation (fruit processing); Chairman of RSI, Inc. (medical services); General Partner of RBDGD (real estate development);
         Assistant and Chief Operating Officer of Mid-Atlantic Coca-Cola
         Bottlers, Inc., Washington, D.C., 1985 to 1988; and Senior Vice
         President of Bottler and National Sales of Coca-Cola USA, 1982 to
         1985.
    SPECIAL NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF PREFERRED
      STOCKHOLDERS)
    Paul L. Foster, 67, Professor of Finance and former Dean, College of            1992
         Business and Administration, Saint Joseph's University, Philadelphia,
         Pennsylvania; a director of Wheeling Jesuit College, Wheeling, West
         Virginia; a member of the General Accounting Office Research,
         Education and Advisory Committee; and retired Rear Admiral, United
         States Navy.
    Joseph A. Orlando, 68, Independent financial consultant and former              1992
         President of Whitehead Associates (venture capital, real estate, securities and investment).
    DIRECTORS CONTINUING IN OFFICE UNTIL THE 1997 ANNUAL MEETING
    Neil W. Benson, 58, Senior Partner, Lewis Golden & Co., Chartered               1988
         Accountants, London, England; Chairman of the Davis Service Group
         PLC, London, England (support services); a director of Shaftesbury
         PLC, London, England (real estate investment/development); Chairman of Business Post Group PLC (package and parcel delivery and distribution); and Chairman of Moss Bros, Group PLC, London, England
         (menswear retail and formal wear hire).
    Townsend Hoopes, 73, Distinguished International Executive, Department of       1979
         Public Affairs, University of Maryland; retired President of
         Association of American Publishers (trade association representing
         American book publishers); Vice Chairman, AIDS Therapy Institute
         (non-profit corporation) and Vice Chairman, Reseal International
         Corporation (development and marketing of state of the art packaging technology), 1992 to 1995.
    William H. Mallender, 60, Chairman of the Board and Chief Executive             1975
         Officer of the Company from April 1983 to present; President and
         Chief Executive Officer of the Company from December 1981 to 1983;
         Executive Vice President, General Counsel and Secretary of the
         Company, 1978 to 1981; Vice President, General Counsel and Secretary
         of the Company, 1973 to 1978; and a director of MicroAge, Inc.
         (computer hardware and software development, sales and service).

                                                                                  DIRECTOR
             NAME, AGE, AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS               SINCE
    --------------------------------------------------------------------------    --------
    DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING
    Fred Israel, 68, retired in 1993 as a senior partner of Israel and Raley,       1993
         Chartered (attorneys); a member of the Board of Regents, Georgetown
         University, Washington D.C.; a member of the International Board of
         Governors of Tel Aviv University, Tel Aviv, Israel; a member of the
         Board of Visitors, University of Maryland -- School of Music, College
         Park, Maryland; a director of Wheeling Jesuit College, Wheeling, West
         Virginia; and a director of MicroAge, Inc. (computer hardware and software development, sales and service).
    John W. Stodder, 72, Corporate finance and merger/acquisition consultant;       1970
         manager of private investments; a director and Vice Chairman of
         Josten's, Inc. (manufacturer of educational and motivational products); a director of Trans Leasing International, Inc. (medical and office products leasing); and a director of Stevens
         International, Inc. (manufacturer of web-fed printing and packaging equipment and currency printing systems).
    David Victor, 53, Member, Meyer, Hendricks, Victor, Ruffner & Bivens,           1985
         P.L.C. (attorneys). Prior to joining this law firm in May 1995, Mr.
         Victor was a member of Meyer, Hendricks, Victor, Osborn & Maledon,
         P.A. (attorneys).

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION AS DIRECTORS OF THE FOUR REGULAR NOMINEES AND TWO SPECIAL NOMINEES NAMED ABOVE.

VIII. SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

     The following table sets forth information as of February 20, 1996 regarding the beneficial ownership of the Company's voting securities by the directors and nominees of the Company, each executive officer named in the Summary Compensation Table that appears under "Executive Compensation -- Summary Compensation Table," and all directors and executive officers as a group.

                                                                                          PERCENT
                                              NUMBER OF     PERCENT OF     NUMBER OF        OF
                                              SHARES OF     SHARES OF      SHARES OF     SHARES OF
                                               COMMON         COMMON        SERIES        SERIES
            NAME OF BENEFICIAL OWNER          STOCK(1)       STOCK(2)        B(1)          B(2)
    ----------------------------------------  ---------     ----------     ---------     ---------
    William H. Mallender(3).................    422,184        3.50%          8,120            *
    Jack C. Crim(4).........................    280,514        2.32%          9,723            *
    Daniel R. Mullen(5).....................    166,140        1.38%          3,858            *
    Mark S. Dickerson(6)....................    143,895        1.20%          2,369            *
    Kenneth May(7)..........................    138,902        1.15%          4,344            *
    Neil W. Benson..........................      1,000           *
    Paul L. Foster..........................     10,000           *
    Townsend Hoopes(8)......................      1,969           *           1,500            *
    Fred Israel.............................      2,000           *
    John D. MacNaughton, Jr. ...............      9,400           *
    Joseph A. Orlando(9)....................        656           *             500            *
    Alex Stamatakis.........................      5,250           *
    John W. Stodder(10).....................      1,675           *             800            *
    Donald J. Ulrich, Jr....................      5,300           *
    David Victor............................      3,750           *
    All Directors and Executive
      Officers(11)..........................  1,192,634        9.49%         31,214         2.02%

---------------

 (1) The Common Stock listed includes shares under options exercisable on February 20, 1996 and options which will become exercisable within 60 days thereafter, and shares that would be received upon conversion of Series B which is convertible into Common Stock as of February 20, 1996 and within 60 days thereafter. Unless otherwise noted below, each beneficial owner of Common Stock and Series B has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

 (2) Percentages indicated by an asterisk are less than one percent (1%) of the class.

 (3) The stock listed includes 167,644 shares of Common Stock and 3,000 shares of Series B owned by Mr. Mallender directly, 233,750 shares which Mr. Mallender has the right to acquire under exercisable options and 10,132 shares of Common Stock and 5,120 shares of Series B held in trust for the benefit of Mr. Mallender under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 10,658 shares which would be received upon conversion of the Series B.

 (4) Mr. Crim owns 145,906 shares of Common Stock and 5,000 shares of Series B directly, and has the right to acquire 112,500 shares of Common Stock under exercisable options. In addition, 9,347 shares of Common Stock and 4,723 shares of Series B are held in trust for the benefit of Mr. Crim under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 12,761 shares which would be received upon conversion of the Series B.

 (5) The stock listed includes 78,442 shares of Common Stock held by Mr. Mullen in a revocable living trust with respect to which Mr. Mullen shares investment power and voting power with his wife. In addition, the stock listed includes 75,000 shares of Common Stock which Mr. Mullen has the right to acquire under exercisable options, and 7,634 shares of Common Stock and 3,858 shares of Series B held in trust for the benefit of Mr. Mullen under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 5,064 shares which would be received upon conversion of the Series B.

 (6) The stock listed includes 61,098 shares of Common Stock held by Mr. Dickerson in a revocable living trust with respect to which Mr. Dickerson shares investment power and voting power with his wife. In addition, the stock listed includes 75,000 shares of Common Stock which Mr. Dickerson has the right to acquire under exercisable options, and 4,688 shares of Common Stock and 2,369 shares of Series B held in trust for the benefit of Mr. Dickerson under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 3,109 shares which would be received upon conversion of the Series B.

 (7) Mr. May owns 50,000 shares of Common Stock and 200 shares of Series B directly, and has the right to acquire 75,000 shares of Common Stock under exercisable options. In addition, 8,200 shares of Common Stock and 4,144 shares of Series B are held in trust for the benefit of Mr. May under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 5,702 shares which would be received upon conversion of the Series B.

 (8) The Common Stock listed includes 1,969 shares which would be received upon conversion of the Series B.

 (9) The Common Stock listed includes 656 shares which would be received upon conversion of the Series B.

(10) These shares are held in two separate trust funds in broker name with respect to which Mr. Stodder shares investment power and voting power with his wife. The Common Stock listed includes 1,050 shares which would be received upon conversion of the Series B.

(11) The current executive officers (five persons) and directors as a group own 540,415 shares of Common Stock and 11,000 shares of Series B directly or as described herein and have rights to acquire 571,250 shares of Common Stock under exercisable options. In addition, 40,001 shares of Common Stock and 20,214 shares of Series B are held in trust for the benefit of the executive officers of the Company under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 40,968 shares which would be received upon conversion of the Series B.

IX. EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table describes all compensation awarded to, earned by or paid to the Company's chief executive officer (the "CEO") and the four most highly compensated executive officers of the Company other than the CEO (collectively, the "Named Executive Officers") during the three most current fiscal years. The Executive Compensation Committee Report set forth below describes the compensation policies applicable to the Company's executive officers (including the Named Executive Officers) and discusses the Committee's bases for the CEO's compensation for the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                  ------------------------------------
                                      ANNUAL COMPENSATION                  AWARDS
                                 -----------------------------    -------------------------
                                                        OTHER                   SECURITIES     PAYOUTS
                                                       ANNUAL     RESTRICTED    UNDERLYING     -------    ALL OTHER
                                                       COMPEN-      STOCK        OPTIONS/       LTIP       COMPEN-
  NAME AND PRINCIPAL             SALARY      BONUS     SATION      AWARD(S)        SARS        PAYOUTS     SATION
       POSITION          YEAR      ($)      ($)(1)     ($)(2)       ($)(3)        (#)(4)       ($)(5)      ($)(6)
          (A)            (B)       (C)        (D)        (E)         (F)            (G)          (H)         (I)
-----------------------  ----    -------    -------    -------    ----------    -----------    -------    ---------
William H.
  Mallender,...........  1995    475,000    300,861       0           0                 0         0        246,639
Chairman and CEO         1994    415,000    329,635       0               0         0                0     625,688
                         1993    415,000       0       517,051      155,000       150,000      687,500     612,079

Jack C. Crim,..........  1995    355,313    224,886       0           0                 0         0        215,976
President and COO        1994    311,250    247,226       0               0         0                0     186,057
                         1993    311,250       0       387,788      116,250       112,500      515,625     247,608

Mark S. Dickerson,.....  1995    176,250     54,702       0           0                 0         0          7,466
Vice President,          1994    165,000     65,530       0           0                 0         0          6,622
Secretary and            1993    160,667       0       241,618       58,125        75,000      343,750       6,534
General Counsel

Kenneth May,...........  1995    147,500     45,585       0           0                 0         0          9,679
Vice President and       1994    140,000     55,601       0           0                 0         0          9,427
Controller               1993    136,667       0       241,618       58,125        75,000      343,750       9,246

Daniel R. Mullen,......  1995    147,500     45,585       0           0                 0         0          9,707
Vice President and       1994    140,000     55,601       0           0                 0         0          9,452
Treasurer                1993    134,000       0       241,618       58,125        75,000      343,750       9,173

---------------
(1) The bonus for 1995 was based on performance in that year but was determined and paid in 1996 pursuant to the Executive Incentive Plan described in the Executive Compensation Committee Report below. See "Executive Compensation Committee Report -- Annual Incentive Compensation." The bonus for 1994 was based on performance in that year but was determined and paid in 1995 pursuant to an incentive plan similar to the Executive Incentive Plan.

(2) Amounts shown in 1993 as "Other Annual Compensation" represent payments for the benefit of each Named Executive Officer for estimated tax liability resulting from the awards of Common Stock in 1993 pursuant to a long-term incentive program (the "Incentive Program") established during the first quarter of 1993. The Incentive Program provided for a package of stock awards, cash awards and stock options to each of the Named Executive Officers (and certain other employees of the Company) that would vest (i.e., become payable or exercisable and no longer subject to forfeiture) upon the attainment of certain specified goals. The awards were made under the Company's 1983 Restricted Stock Plan, 1983 Long-Term Incentive Plan and 1978 and 1990 Stock Option Plans.

(3) In 1993, the Company awarded the Named Executive Officers a total of 115,000 shares of restricted Common Stock under the Incentive Program pursuant to the Company's 1983 Restricted Stock Plan and 1983 Long-Term Incentive Plan. The amount reported in the table represents the market value of the Common Stock on the date of grant. These Common Stock grants were earned and vested on the date of grant, but were subject to certain restrictions, including a requirement that the executive officer remained in the Company's employ through December 15, 1993. The officers were entitled to receive the same dividends on these shares of Common Stock as all other stockholders; however, the Company did not pay any dividends in 1993. The restrictions on these shares of Common Stock expired in December 1993.

(4) The stock options were granted in 1993 under the Incentive Program pursuant to the Company's 1978 and 1990 Stock Option Plans and as a result of the achievement of the objectives established under the Incentive Program, the options became exercisable on April 25, 1994.

(5) Long-Term Incentive Plan payouts made in 1993 vested in 1993 and arose from the achievement of performance objectives established under the Incentive Program. The amount reported consists of cash and the market value of the Common Stock awarded to each executive officer on the date of grant. The cash and market value of the Common Stock for each Named Executive Officer are as follows: Mr. Mallender, $250,000 cash, $437,500 stock; Mr. Crim $187,500 cash, $328,125 stock; Mr. Dickerson, $125,000 cash, $218,750 stock;
    Mr. May, $125,000 cash, $218,750 stock; and Mr. Mullen $125,000 cash and $218,750 stock.

(6) The amount reported in the "All Other Compensation" column includes the Company's 50% matching contributions to the Talley Savings Plus stock purchase plan -- "TSP," (the Company's 401(k) plan) and insurance premiums paid in excess of those paid on behalf of other employees. This column also includes payments to Mr. Mallender and Mr. Crim under the Restoration Benefit Plan described under "Retirement Plan" below. The amount reported in this column for each of the Named Executive Officers is quantified for 1995 as follows: Mr. Mallender: Restoration Benefit Plan, $207,680; insurance premiums, $35,209; and TSP contributions, $3,750. Mr. Crim: Restoration Benefit Plan, $186,979; insurance premiums, $25,247; and TSP contributions, $3,750. Mr. Dickerson: insurance premiums, $5,835; and TSP contributions, $1,631. Mr. May: insurance premiums, $5,991; and TSP contributions, $3,688. Mr. Mullen: insurance premiums, $6,019; and TSP contributions, $3,688.

EXECUTIVE EMPLOYMENT CONTRACTS

     Mr. Mallender is employed by the Company pursuant to a written employment contract for a term expiring on May 21, 2000. The contract permits the Company to terminate his services at any time upon six months' notice. Such termination entitles Mr. Mallender to a lump sum payment equal to two years of employment compensation including salary and any bonus and incentive awards. In the event of a Change in Control of the Company (as defined in the employment contract), Mr. Mallender will be entitled to receive a lump sum equal to 2.5 times his then existing employment compensation (including salary and any bonus and incentive awards, adjusted for tax payments in certain circumstances) if he elects to terminate the employment agreement within twenty-four months after such Change in Control or if the Company terminates Mr. Mallender's employment following such Change in Control. The base salary payable to Mr. Mallender under his employment contract is $495,000. In addition, any change to any pension or retirement plan of the Company will not affect benefits payable to Mr. Mallender or his designees. Mr. Mallender and his family, legal representatives, assignees and other beneficiaries are also entitled to participate and receive benefits under pension or retirement plans, or group life, health or accident plans available generally to executives of the Company and their families, legal representatives, assignees and other beneficiaries. Finally, if Mr. Mallender should be unable to perform his duties because of death or mental or physical incapacity, a disability pension equal to his then existing salary is payable for a period of one year.

RETIREMENT PLAN

     The following table shows the estimated annual benefits payable under the Company's Retirement Plan (the "Retirement Plan") for participating employees, including the Named Executive Officers, in specified salary and years of service classifications for retirement at age 65 in 1996. The amounts shown include the additional benefits payable under the restoration benefit plans described below.

                               PENSION PLAN TABLE

                                                          YEARS OF SERVICE(1)
                                     --------------------------------------------------------------
          REMUNERATION(2)               15               20               25            30 AND OVER
-----------------------------------  --------         --------         --------         -----------
  $125,000.........................  $ 24,722         $ 32,963         $ 41,204          $  49,445
  $150,000.........................  $ 30,081         $ 40,107         $ 50,134          $  60,161
  $175,000.........................  $ 35,439         $ 47,252         $ 59,064          $  70,877
  $200,000.........................  $ 40,797         $ 54,396         $ 67,995          $  81,594
  $225,000.........................  $ 46,155         $ 61,540         $ 76,925          $  92,310
  $250,000.........................  $ 51,513         $ 68,684         $ 85,855          $ 103,026
  $300,000.........................  $ 62,229         $ 82,972         $103,716          $ 124,459
  $500,000.........................  $105,094         $140,126         $175,157          $ 210,189
  $750,000.........................  $158,676         $211,567         $264,459          $ 317,351
  $1,000,000.......................  $212,257         $283,009         $353,761          $ 424,514

---------------

(1) As of December 31, 1995, the full years of credited service for each of the Named Executive Officers were as follows: Mr. Mallender -- 24 years; Mr. Crim -- 13 years; Mr. Dickerson -- 17 years; Mr. May -- 17 years; and Mr. Mullen -- 13 years.

(2) For purposes of this table it is assumed that final average compensation will be 89.3% of the final earnings.

     The compensation covered by the Retirement Plan includes all wages, salaries and bonuses. The compensation of the Named Executive Officers used to calculate the benefits in this table would be the salaries and bonuses reported in columns (c) and (d) of the Summary Compensation Table. Benefits under the Retirement Plan are not subject to deduction for Social Security or other offset amounts.

     The Internal Revenue Code places certain limitations on pensions which may be paid to certain highly compensated employees under qualified plans. Retirement benefits under the Retirement Plan which exceed such limitations are paid by Talley Manufacturing outside the Retirement Plan as an operating expense under the Restoration Benefit Plan and the Executive Restoration Benefit Plan. The Restoration Benefit Plan was adopted during the fiscal year ended March 31, 1976, was amended and restated effective January 1, 1985, and was thereafter amended several times. Currently, the only participants in the Restoration Benefit Plan are Mr. Mallender and Mr. Crim. The Executive Restoration Benefit Plan became effective on January 1, 1996. Currently, the participants in the Executive Restoration Benefit Plan are a number of key employees, including Mr. Dickerson, Mr. May and Mr. Mullen, selected by the Committee. The retirement benefits provided for by these restoration benefit plans are contractual obligations of Talley Manufacturing.

     The foregoing table was calculated on a straight-life annuity basis. Key employees selected by the Committee may, upon retirement from the Company, receive supplemental annuity payments from Talley Manufacturing in addition to payments received under the Retirement Plan. The supplemental annuity payments will be made in amounts necessary to increase the joint-life annuity payable under the Retirement Plan to the amount that would be payable under a single-life annuity, with such supplemental payments being made on a joint-life basis.

STOCK OPTIONS

     The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive Officers as of December 31, 1995.(1)

                         YEAR-END OPTIONS/SAR VALUES(2)

                                                 NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED STOCK       IN-THE-MONEY STOCK OPTIONS
                                             OPTIONS AT DECEMBER 31, 1995         AT DECEMBER 31, 1995(3)
                                                          (#)                               ($)
                                             -----------------------------     -----------------------------
                   NAME                      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------------------------------  -----------     -------------     -----------     -------------
Mr. Mallender..............................    233,750             0             656,250             0
Mr. Crim...................................    112,500             0             492,188             0
Mr. Dickerson..............................     75,000             0             328,125             0
Mr. May....................................     75,000             0             328,125             0
Mr. Mullen.................................     75,000             0             328,125             0

---------------

(1) None of the Named Executive Officers exercised any stock options during 1995. No Stock Appreciation Rights ("SARs") are held by any of the Named Executive Officers.

(2) The numbers in this table are as of December 31, 1995, as required by SEC regulations. The number of stock options exercisable, for purposes of determining beneficial ownership in the table under "Security Ownership of Management of the Company" above, include options exercisable as of February 20, 1996, and within 60 days thereafter.

(3) In accordance with SEC regulations, the value of the unexercised "in-the-money" stock options is calculated by multiplying the number of underlying shares by the difference between the closing price of the Common Stock on the New York Stock Exchange on December 29, 1995 ($8.625) and the exercise price of these shares.

EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Committee, at the request of the Board of Directors, has prepared the following report relating to the compensation policies and decisions made by the Committee with regard to compensation of the Company's executive officers in 1995.

     Compensation Policy. This report describes the Company's compensation policy, as formulated by the Committee and approved by the Board of Directors, and resulting actions taken by the Company for the fiscal year ended December 31, 1995. The Committee strives to devise and implement executive compensation programs which (i) relate the pay levels of executives to the annual and long term performance of the Company, (ii) ensure the Company's ability to attract and retain top quality executives, (iii) align the interests of executives with the long term interests of stockholders, and (iv) motivate key senior officers to achieve strategic business initiatives and reward them for their achievement.

     The Company's executive compensation package generally consists of three components: base salary and related benefits; annual cash bonus incentives; and stock-based compensation incentives. The Committee reviews each of these components and develops an incentive compensation package for each of the Company's executive officers based, in part, upon the review of competitive compensation information and the recommendations of compensation consultants and senior management. Each component of the Company's executive compensation package is discussed in detail below.

     Base Salary and Related Benefits. The first component of the Company's executive compensation package is base salary and related benefits. Each executive officer receives a base salary and benefits based on competitive compensation information and his position and tenure with the Company, his past performance and his ability to contribute to the future success of the Company. The Committee compares the Company's compensation levels with published surveys of executive compensation at comparable companies. The

Committee sets the base salary and benefits component of these packages within the competitive range of the salary and benefits levels of the executive officers of the comparative companies. The Committee reviews each executive officer's base salary and benefits on an annual basis. In 1995, based on the foregoing, the Committee increased the salary of the Named Executive Officers listed in the Summary Compensation Table. The base salary for Mr. Mallender, the Chief Executive Officer, was increased from $415,000 to $495,000 pursuant to an amendment, dated April 1, 1995, to his employment contract with the Company. In the case of Mr. Mallender, in addition to the foregoing factors, the Committee considered the Company's performance, Mr. Mallender's contribution to that performance, and the fact that Mr. Mallender had not received any increase in his base salary since 1988.

     Annual Incentive Compensation. The second component of the Company's executive compensation package is an annual incentive bonus. In December 1994, the Committee adopted an Executive Incentive Plan for 1995, which provides for annual cash bonuses to key employees, including the Named Executive Officers, who make substantial contributions to the operation, management and profits of the Company. The Executive Incentive Plan is consistent with the Committee's overriding policy of incentive compensation arrangements. The amount of a participant's bonus is based on the Company's achievement of specified financial and strategic objectives, including net earnings, cash flow return on investment and stock performance. The financial objectives account for 60% of the bonus and the strategic goals account for the remaining 40% of the bonus. The Committee determined the participants and recommended specific financial and strategic objectives to the Board of Directors. The Board of Directors approved the Committee's recommendations and established threshold, target and maximum levels for each objective. A bonus based on the achievement of the financial objectives and, as applicable, the strategic goals is calculated on a straight interpolation of actual performance for performance between the threshold and target levels or between the target and maximum levels. In addition, the Committee assigned to each participant under the Executive Incentive Plan a minimum, target and maximum bonus level expressed as a percentage of that participant's base salary. The bonus level varies from participant to participant to reflect the participant's position and tenure with the Company, his past performance and his ability to contribute to the future success of the Company. In addition to these factors, in the case of Mr. Mallender, the Committee considered his leadership and dedication to enhance the long-term value of the Company. The bonus level percentages assigned to the participants, other than Mr. Mallender and Mr. Crim, range from 12.5% to 50% of their base salary. The bonus level percentage assigned to Mr. Mallender and Mr. Crim is 100% of their base salary. Mr. Mallender's assigned minimum, target, and maximum bonus percentages were 25%, 50% and 100%, respectively. Bonuses to the Named Executive Officers for 1995 are shown in the Bonus column of the Summary Compensation Table.

     Stock-Based Incentive Compensation. The third component of the Company's executive compensation package is stock-based incentive compensation. This compensation component is becoming increasingly important as an incentive tool designed to more closely align the interests of the executive officers of the Company with the long-term interests of the Company's stockholders and to encourage its executive officers to remain with the Company.

     Because most of the stock-based incentive plans of the Company have expired, the only stock-based incentive awards that can be granted by the Committee at the present time are stock options pursuant to the 1978 and 1990 Stock Option Plans. In light of this situation and the importance of stock-based incentive compensation, the Committee has recommended to the Board of Directors, and the Board of Directors has adopted, a new stock plan entitled the "1996 Comprehensive Stock Plan of Talley Industries, Inc." that stockholders are being asked to approve at the 1996 Annual Meeting of Stockholders. No determination has been made as to the types or amounts of awards that will be granted to specific individuals under this plan. If the plan is approved by the stockholders, no further grants of options will be made under either the 1978 or 1990 Stock Option Plans.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Company's chief executive officer and the four other most highly compensated executive officers who are in the employ of the Company at the end of the year (collectively, the "Covered

Employees"). Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. The Committee has a policy to comply with Section 162(m) of the Code to the extent such compliance is consistent with the best interests of the Company's stockholders. Accordingly, if the 1996 Comprehensive Stock Plan is approved by the stockholders, then the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should, provided the other requirements of Section 162(m) of the Code are satisfied, not be subject to the deduction limit of Section 162(m) of the Code. The Committee does not currently intend to structure the annual cash bonuses for executive officers described above to comply with Section 162(m) of the Code. The Committee believes the annual bonuses, as currently structured, best serve the interests of the Company and its stockholders by allowing the Company to maximize the incentive elements of the executive officers' total compensation packages.

The foregoing report has been furnished by the Company's Executive Compensation
                                   Committee:

Fred Israel, John D. MacNaughton, Jr., Alex Stamatakis, John W. Stodder, Donald
                                   J. Ulrich.

X. APPROVAL OF 1996 COMPREHENSIVE STOCK PLAN

GENERAL

     The Board of Directors has adopted a new stock plan entitled the "1996 Comprehensive Stock Plan of Talley Industries, Inc." (the "Plan") for key employees of the Company. The Plan is effective as of January 1, 1996, subject to approval by the affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock, voting as a single class, present in person or represented by proxy at the 1996 Annual Meeting of Stockholders and entitled to vote thereon; provided, however, that a quorum is present at the meeting.

     The Board of Directors believes that the Plan will assist the Company in attracting, retaining and rewarding key employees, enable such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's stockholders and provide to such employees an increased incentive to expend their maximum efforts for the success of the Company's business.

     The Plan will, if approved by the stockholders, replace the Company's 1983 Restricted Stock Plan, the 1983 Long-Term Incentive Plan (both of which plans have terminated) and the 1978 and 1990 Stock Option Plans. If the Plan is approved, no further grants of options will be made under either the 1978 or 1990 Stock Option Plans. Any stock options previously granted under such plans, however, will remain outstanding pursuant to the terms of the applicable plan. If the Plan is not approved, the 1978 and 1990 Stock Plans will remain in effect in their present form.

     The Plan is intended to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code.
Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Covered Employees. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, if the Plan is approved by the stockholders, then the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should, provided the other requirements of Section 162(m) of the Code are satisfied, not be subject to the deduction limit of Section 162(m) of the Code.

     A summary of the principal provisions of the Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Plan.

ADMINISTRATION

     The Plan will be administered by the Committee. The Committee shall, at all times, consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Plan, to select the employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan.

SHARES AVAILABLE

     The aggregate number of shares of Common Stock available for issuance under the Plan will be 1,200,000, subject to adjustment as described below. Such shares may be authorized and unissued shares or treasury shares. On February 26, 1996, the closing price of the Common Stock on the New York Stock Exchange was $7.75 per share.

     If any shares of Common Stock subject to an award are forfeited or the award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards under the Plan. In the event that the Committee determines that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, the Committee may adjust any or all of (i) the number and kind of shares of Common Stock which may be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any award, or, if deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards. The Committee may also adjust performance conditions and other terms of awards in response to unusual or nonrecurring events (including the kinds of events described in the preceding sentence) or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Performance Awards (as defined below) as "performance-based compensation" under
Section 162(m) of the Code.

ELIGIBILITY

     Persons eligible to participate in the Plan include all key employees of the Company and its subsidiaries, as determined by the Committee. While the persons to whom awards will be made cannot be determined at this time, it is anticipated that approximately 150 key employees will be eligible for participation in the Plan.

AWARDS

     The Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations and other stock-based awards. The Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award. No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the Plan. See "Executive Compensation -- Summary Compensation Table" for information on prior awards to the Named Executive Officers.

     Stock Options and Stock Appreciation Rights ("SARs"). The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and also to grant SARs entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of a SAR is determined by the Committee, provided that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant. Thus, options other than ISOs may be granted with an exercise price less than the fair market value of the underlying shares. The terms of each option or SAR, the times at which each option or SAR shall be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment will be fixed by the Committee, except that no ISO or SAR relating thereto will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (possibly including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

     Restricted Stock. The Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

     Other Stock-Based Awards, Bonus Stock and Awards in Lieu of Cash Obligations. In order to enable the Company to respond to business and economic developments and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

     Cash Payments. The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the Plan authorizes the Committee to grant a tax bonus in respect of any award.

     Performance Awards. The Committee may (but is not required to) grant awards pursuant to the Plan to a participant who, in the year of grant, may be a Covered Employee, which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance Award"). If the Committee grants an award as a Performance Award, the right to receive payment of such award, other than stock options and SARs granted at not less than fair market value on the date of grant, will be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance Award is granted. Such performance goals, which may vary from participant to participant and Performance Award to Performance Award, will be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions. Before any such compensation is paid, the Committee will certify in writing that the performance goals applicable to the Performance Award were in fact satisfied. The maximum amount which may be granted as Performance Awards to any participant in any calendar year shall not exceed (i) stock-based awards for 100,000 shares of Common Stock (whether payable in cash or stock), subject to adjustment as provided in the Plan, (ii) a tax bonus payable with respect to the stock-based awards described in clause (i), and (iii) cash payments (other than tax bonuses) of $250,000. The Committee has the discretion to grant an Award to a participant who is a Covered Employee which is not a Performance Award.

OTHER TERMS OF AWARDS

     In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any deferred amounts under the Plan. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Plan. Awards granted under the Plan may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution, or otherwise if permitted under Rule 16b-3 of the Exchange Act and by the Committee.

     Awards under the Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

CHANGE OF CONTROL

     In the event of a change of control of the Company, all awards granted under the Plan (including Performance Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award.

     Under the Plan, a change of control occurs upon any of the following events: (i) the acquisition of beneficial ownership by any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, either (A) beneficially owns more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors or (B) otherwise has the ability to elect a majority of the members of the Board of Directors;
(ii) a change in the composition of the Board of Directors such that a majority of the members of the Board of Directors are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transaction or transactions causing such change were approved in advance by the affirmative vote of at least a majority of the Continuing Directors.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Plan; or (iii) increase the number of shares of Common Stock subject to the Plan.

     Unless earlier terminated by the Board of Directors, the Plan will terminate on the earlier of ten years after its approval by the stockholders or when no shares of Common Stock remain available for issuance. The Plan will continue, however, with respect to awards made before termination of the Plan until such awards have been settled, terminated or forfeited.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right) or an SAR, nor will the Company be entitled to any tax deduction.

     When a participant who has been granted an option which is not an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

     If a participant exercises an option which is an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although an alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. As a result, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

     With respect to other awards (including an SAR) granted under the Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under
Section 83(c) of the Code, the participant will realize compensation income (subject to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

     With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

     Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

     The Committee may condition the payment, exercise or vesting of any award on the payment of withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations.

     Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a "parachute payment" under Section 208G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE 1996 COMPREHENSIVE STOCK PLAN.

XI. APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN

GENERAL

     The Board of Directors has adopted a new stock plan entitled the "1996 Non-Employee Director Stock Plan of Talley Industries, Inc." (the "Director Plan") for non-employee directors of the Company. A non-employee director is a member of the Board of Directors who is not an employee of the Company or any of its subsidiaries ("Non-Employee Director"). The Director Plan is effective as of January 1, 1996, subject to approval by the affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock, voting as a single class, present in person or represented by proxy at the 1996 Annual Meeting of Stockholders and entitled to vote thereon; provided, however, that a quorum is present at the meeting.

     The Company believes that the Director Plan will assist the Company in attracting and retaining Non-Employee Directors, enable such directors to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such directors and the Company's stockholders and provide to such directors an increased incentive to expend their maximum efforts for the success of the Company's business. Non-Employee Directors also receive cash and non-cash remuneration for their services, as described above under "The Board of Directors and its Committees -- Director Compensation."

     A summary of the principal provisions of the Director Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Director Plan, which is attached as Exhibit B to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Director Plan.

ADMINISTRATION

     The Director Plan will be administered by the Committee. The Committee is authorized to construe, interpret and implement the provisions of the Director Plan, and to make all other determinations deemed necessary or advisable for the administration of the Director Plan. However, the Committee does not have the power to (i) determine eligibility, or to determine the number, the price, the vesting period, or the timing of awards to be made under the Director Plan, or
(ii) take any action that would result in the awards not being treated as "formula awards" within the meaning of Rule 16b-3 of the Exchange Act.

SHARES AVAILABLE

     The aggregate number of shares of Common Stock available for issuance under the Director Plan will be 200,000, subject to adjustment as described below. Such shares may be authorized and unissued shares or treasury shares. On February 26, 1996, the closing price of the Common Stock on the New York Stock Exchange was $7.75 per share.

     If any shares of Common Stock subject to an award are forfeited or the award otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards under the Director Plan. In the event that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock, (i) the number and kind of shares of Common Stock which may be issued in connection with awards, (ii) the number and kind of shares of Common Stock subject to any outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the Director Plan, and (iv) the exercise price per share of Common Stock relating to an option will be automatically adjusted to give effect to the occurrence of such event.

ELIGIBILITY

     Eligibility to participate in the Director Plan is limited to Non-Employee Directors. Currently, the Board of Directors consists of ten Non-Employee Directors.

ANNUAL RESTRICTED STOCK GRANTS

     Each year beginning with 1996, as of the first business day of the month following the Annual Meeting of Stockholders of the Company for that year, each Non-Employee Director who has been elected or reelected, or continues as a member of the Board of Directors will be granted 1,000 shares of restricted stock. A Director may not sell, transfer, pledge, assign or otherwise alienate, other than by will or the laws of descent and distribution, any of these shares if such transaction would cause the fair market value of all shares of Common Stock then owned by the director to be less than five times the then current annual cash retainer paid to Non-Employee Directors. Currently, Non-Employee Directors are paid an annual cash retainer of $27,000. If a director ceases to be a director by reason of death, disability, completion of his elected term of office, or failure to be reelected as a member of the Board of Directors, any restricted stock held by that director which was granted pursuant to the Director Plan will not be subject to the foregoing restrictions. If the director ceases to be a director for any reason other than those stated in the preceding sentence, any restricted stock held by that director as of that date which was granted pursuant to the Director Plan immediately will be forfeited.

     Directors holding shares of restricted stock granted under the Director Plan will be entitled to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividend or other distribution paid with respect to those shares. If any such dividends or distributions are paid in Common Stock, the Common Stock will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which Common Stock was distributed.

     A director will also receive a cash payment in the year in which the value of the restricted stock is included in the director's gross income. The amount of this payment will equal the income and self-employment taxes (calculated at the highest marginal tax rate) on the amount included in the director's gross income as a result of the receipt of the restricted stock and the cash payment itself.

ANNUAL OPTION GRANTS

     Each year beginning with 1996, as of the first business day of the month following the Annual Meeting of Stockholders of the Company for that year, each Non-Employee Director who has been elected or reelected, or continues as a member of the Board of Directors will be granted an option to purchase 1,000 shares of Common Stock. The exercise price per share of Common Stock under an option will be equal to the fair market value of the Common Stock on the date the option is granted. Directors will be entitled to exercise options granted under the Director Plan, within the time period beginning at the end of the sixth month following the date the option is granted, and ending on the fifth
(5th) anniversary date of its grant, unless the option is earlier terminated, forfeited, or surrendered.

     Options are exercised by delivering a written notice of exercise to the Secretary of the Company specifying the number of shares of Common Stock with respect to which an option is to be exercised and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise. Such payment may be made: (i) in cash or its equivalents; (ii) by tendering to the Company shares of Common Stock (not including restricted stock) owned by the director exercising the option and having a fair market value equal to the cash exercise price applicable to such option; (iii) by directing the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise of the options that number of shares of Common Stock having a fair market value equal to the cash exercise price applicable to such option; (iv) through "cashless exercise" arrangements; or (v) by any combination of the foregoing. The Committee will determine acceptable methods for a director to use these payment methods and the Committee may impose such conditions on the use of such payment methods as it deems appropriate.

     If a director ceases to be a director by reason of death, disability, completion of his elected term of office, or failure to be reelected as a member of the Board of Directors, any options held by that director which were granted under the Director Plan will remain exercisable at any time prior to their expiration date or for one (1) year after the date the director ceases to be a director for such reasons, whichever period is shorter. If a director ceases to be a director for any reason other than those stated in the preceding sentence, any options held by that director as of that date which were granted under the Director Plan immediately will be forfeited. No option granted under the Director Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution.

CHANGE OF CONTROL

     In the event of a change of control of the Company, all shares of restricted stock granted under the Director Plan that are still subject to restrictions will be free of such restrictions. All options granted under the Director Plan that are exercisable as of the effective date of the change of control will remain exercisable for the remaining life of the option.

     Under the Director Plan, a change of control occurs upon any of the following events: (i) the acquisition of beneficial ownership by any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, either (A) beneficially owns more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors or (B) otherwise has the ability to elect a majority of the members of the Board of Directors; (ii) a change in the composition of the Board of Directors such that a majority of the members of the Board of Directors are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger of consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Director Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Director Plan; or (iii) increase the number of shares of Common Stock subject to the Director Plan.

     Unless earlier terminated by the Board of Directors, the Director Plan will terminate on the earlier of ten years after its approval by the stockholders or when no shares of Common Stock remain available for issuance. The Director Plan will continue, however, with respect to awards made before termination of the Director Plan until such awards have been settled, terminated or forfeited.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Director Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     A director will not realize any income upon the award of an option, nor will the Company be entitled to any tax deduction. When a director who has been granted an option exercises that option and receives Common Stock, the director will realize compensation income. The amount of that compensation income will equal the excess of the fair market value of the Common Stock on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the director. The director's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

     With respect to restricted stock granted under the Director Plan, a director will realize ordinary income equal to the fair market value of such restricted stock at the first time such restricted stock is either "transferable" or not subject to a "substantial risk of forfeiture" under
Section 83(c) of the Code. The Company will be entitled to a deduction in the same amount and at the same time as the value of the restricted stock is includible in the director's income. Even though the restricted stock may be nontransferable and subject to a substantial risk of forfeiture, a director may elect (within 30 days of receipt of the restricted stock) to include in gross income the fair market value (determined without regard to such restrictions) of the restricted stock at the time such restricted stock is received. In that event, the director will not realize any income at the time that such restricted stock either becomes transferable or is not subject to a substantial risk of forfeiture, but if the director subsequently forfeits such restricted stock, the director will realize no loss for income tax purposes. While such restricted stock remains nontransferable and subject to a substantial risk of forfeiture, any dividends on such stock will be taxable as additional compensation income.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN.

XII. STOCKHOLDER PROPOSAL

     Saad A. Alissa, Financial Investors Limited ("FIL"), General Investors Limited ("GIL"), and Abdullatif Ali Alissa Est. (the "Establishment") (collectively, the "Proponents"), who state that they are the beneficial owners of 992,900 shares of the Common Stock, have informed the Company that they intend to propose the following resolution at the 1996 Annual Meeting of Stockholders. The address of the Establishment and of Mr. Alissa is Post Office Box 192, Alkhobar 81962, Saudi Arabia. The address of FIL and GIL is c/o Saad A. Alissa, Post Office Box 1111, West Wind Building, 2nd Floor, Grand Cayman, Cayman Islands, BWI. The proposed resolution and supporting statement received by the Company in November 1995, for which the Board of Directors and the Company accept no responsibility, are set forth below in exactly the form received by the Company:

     "RESOLVED, that the stockholders of Talley Industries, Inc. (the "Company") recommend that the Board of Directors of the Company, at the earliest practicable date, either (i) redeem all of the preferred stock purchase rights ("Rights") granted by dividend declared on April 29, 1986 to stockholders of record on May 16, 1986 or issued thereafter pursuant to the Rights Agreement dated as of April 30, 1986 between the Company and Manufacturers Hanover Trust Company of California or (ii) submit to a binding vote of the stockholders the question of whether to retain or redeem such Rights.

     FURTHER RESOLVED, that the stockholders recommend that the Rights not be extended beyond their current expiration date of April 1, 1996 and that no successor or other rights plan be adopted except pursuant to a vote of the stockholders."

     The following is the statement submitted by the Proponents in support of their proposal:

          "On April 29, 1986, the Board of Directors adopted a stockholder rights plan (commonly known as a "poison pill") (the "Rights Plan"). This action was taken by the Board on its own initiative, with neither prior stockholder approval nor subsequent ratification, and was not in response to an impending takeover attempt.

          This proposal permits stockholders to inform the Board that they believe the Rights Plan either should be rescinded outright or put to a stockholder vote and that in no event should the Rights Plan be extended or a successor adopted unless the stockholders vote to authorize such action.

          Rights plans generally inhibit stockholders from acting directly on offers for their shares by permitting the board of directors to reject tender offers without presentation to the stockholders. Since their creation during the takeover boom of the mid-1980's, the value of poison pills to stockholders has been questioned. A 1986 study by the Office of the Chief Accountant of the Securities and Exchange Commission (the "SEC") concluded that poison pills cause stock prices to decline. Later studies found a positive relationship between corporate performance and the absence of poison pills. In addition, the SEC has suggested that tender offers benefit stockholders by guarding against management entrenchment and that the presence of a poison pill may inhibit proposed transactions not favored by management, even when such transactions may be beneficial to some or all of the stockholders.

          The Board has never stated its rationale for adoption of the Rights Plan. The generally accepted justification is that such plans may result in increased share prices and enhanced stockholder value, in the event of an actual tender offer or other takeover attempt. Even if this is correct, however, it leaves open the question of how many transactions simply are not attempted because of the existence of a poison pill plan and how much stockholder value may be lost because such transactions are not attempted. In this regard, it is significant that the SEC generally requires disclosure under the Securities Act of 1933 of the potential of poison pills for inhibiting takeovers with the related potential loss of stockholder value.

          The Proponents believe that continuation of the Rights Plan serves the interest of management in perpetuating itself, reduces management's accountability to the stockholders and damages stockholder value. In light of these adverse effects of the Rights Plan, and the fact that it was adopted without stockholder approval or ratification, the Proponents encourage a vote FOR the proposal."

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE FOREGOING PROPOSAL FOR THE FOLLOWING REASONS:

     Purchase Rights Plans protect stockholders against potential abuses during a takeover process and ensure that a fair and full takeover offer is the only way that the Company can be acquired. That is why the Board of Directors adopted the 1986 Preferred Stock Purchase Rights ("Rights") 10 years ago, and that is why the Board urges all stockholders to vote AGAINST the stockholder proposal.

     The Company's Board has recently voted to amend these Rights in order to continue them in effect beyond their April 1996 scheduled expiration date and to update them to contain provisions comparable to the rights held by stockholders in many publicly held American corporations.

     These Rights encourage any potential acquiror to negotiate directly with your Board, providing time and opportunity for the Board to negotiate on behalf of all stockholders to achieve the best possible price for its stockholders, to develop alternatives that may better maximize and enhance stockholder value, and to protect stockholders against potential abuses during the takeover process that do not treat all stockholders fairly and equally, such as partial and two-tiered tender offers and creeping stock accumulation programs.

     These are the principal reasons your Board, like the boards of over 1,200 other American companies, has determined that a Rights Plan is in the best interest of stockholders.

     A number of studies have documented the positive effect of rights plans on the trading value of the adopting companies' stock. For example, March and October 1988 studies by Georgeson & Company, a nationally recognized proxy solicitation and investor relations firm, found that companies adopting rights plans do not lower the value of their stock. More importantly, the studies found that companies with rights plans received higher takeover premiums than those companies without rights plans. The March 1988 Georgeson study concluded that companies with rights plans received takeover premiums averaging 69% higher than those received by companies not protected by such plans.

     More recently, a March 1993 study by Robert Comment and G. William Schwert of the Bradley Policy Research Center, University of Rochester, found that rights plans do not deter takeovers, but are actually "reliably associated" with higher takeover premiums for selling stockholders.

     Your Board is fully committed to upholding its fiduciary duty to act in the best interests of the Company and all of its stockholders at all times, and it believes the Rights will aid it in carrying out this duty. The Rights will not stand in the way of a fair takeover that benefits all stockholders. The Rights will only hinder a takeover attempt that seeks to acquire the Company for less than it is worth, or on a basis that favors one stockholder over other stockholders or otherwise seeks unfair benefits.

     Accordingly, the Board believes that the redemption of the Rights is not in the best interests of all stockholders. To the contrary, redemption of the Rights would deprive the Company and the Board of a key protection and negotiating tool necessary to enhance and protect stockholder value and to preserve the long-term value of the Company for all its stockholders.

     THEREFORE, THE BOARD OF DIRECTORS URGES YOU TO VOTE "AGAINST" THE PROPOSAL.

XIII. FIVE YEAR STOCKHOLDER RETURN COMPARISON

     The following graph compares the cumulative five-year total stockholder returns on the Company's Common Stock, on an indexed basis, with the Standard & Poor's 500 Stock Index and the Investor's Business Daily Diversified Operations Index. The Investor's Business Daily Diversified Operations Index is an index that consists of over 100 diversified industrial companies, which includes the Company. The table assumes an initial $100 investment and the cumulative total returns are calculated assuming the reinvestment of dividends.

                                                  Diversified
      Measurement Period                          Operations      S&P 500
    (Fiscal Year Covered)           Company          Index         Index
1990                                 100             100             100
1991                                  60             116             130
1992                                  54             125             140
1993                                 101             134             155
1994                                 133             131             157
1995                                 148             167             215

XIV. THE COMPANY'S CERTIFYING ACCOUNTANT

     Price Waterhouse LLP has served as the Company's independent public accountants since July 1991 and has been selected to serve in that capacity during fiscal year 1996. Representatives of Price Waterhouse LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions.

XV. COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1995, all filings required by its officers, directors and greater than ten-percent stockholders under Section 16(a) of the Exchange Act were timely filed.

XVI. OTHER MATTERS

     As of the date of this proxy statement, management of the Company knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

Phoenix, Arizona
Dated: March 8, 1996

                                                                       EXHIBIT A

                         1996 COMPREHENSIVE STOCK PLAN
                           OF TALLEY INDUSTRIES, INC.

SECTION 1. PURPOSE. The purpose of this 1996 Comprehensive Stock Plan of Talley Industries, Inc. is to assist Talley Industries, Inc. (the "Company") and its Subsidiaries in attracting, retaining and rewarding employees, enable such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's stockholders, and provide to such employees an increased incentive to expend their maximum efforts for the success of the Company's business. The Plan will replace the Company's 1983 Restricted Stock Plan, the 1983 Long-Term Incentive Plan (both of which plans have terminated) and the 1978 and 1990 Stock Option Plans. Upon approval of this Plan, no additional options will be granted under either the 1978 or 1990 Stock Option Plan.

SECTION 2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan. An Award may be annual or front-loaded.

     (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all the Company's assets.

     The foregoing events shall not be deemed to be a Change of Control if the transaction or transactions causing such change shall have been approved in advance by the affirmative vote of at least a majority of the Continuing Directors.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     (f) "Committee" means the Executive Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall at all times consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations issued thereunder.

     (g) "Company" means Talley Industries, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (h) A "Continuing Director" means, as of any date of determination, any member of the Board who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

     (j) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of the Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made as reported on the stock exchange or market on which the Stock is primarily traded.

     (k) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

     (l) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

     (m) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

     (n) "Participant" means a person who, as an employee of the Company or a Subsidiary, has been granted an Award under the Plan.

     (o) "Plan" means this 1996 Comprehensive Stock Plan of the Company.

     (p) "Restricted Stock" means Stock awarded to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

     (q) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants under Section 16 of the Exchange Act.

     (r) "Stock" means the common stock of the Company and such other securities as may be substituted for such common stock or such other securities pursuant to
Section 4.

     (s) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

     (t) "SAR" or "Stock Appreciation Right" means the right granted to a Participant under Section 6(c) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or as specified in the Award, as determined by the Committee.

     (u) "Subsidiary" means any corporation in which the Company owns directly or indirectly at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns directly or indirectly at least 50% of the voting power, capital or profits thereof.

     (v) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of
(i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

SECTION 3. ADMINISTRATION.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select Participants to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each Participant, and denominate such Award (for example, Restricted Stock or other Stock-Based Awards subject to performance conditions may be denominated "performance shares" or "performance units" if deemed appropriate by the Committee);

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction as to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (v) to determine whether, and to certify that, performance goals to which the settlement of any Award is subject are satisfied;

          (vi) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive, and rescind such rules and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules, Award Agreement, or other instrument hereunder; and

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the stockholders of the Company or to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

SECTION 4. STOCK SUBJECT TO PLAN.

     (a) Subject to adjustment as hereinafter provided, the total number of shares of Stock available for issuance under the Plan shall be 1,200,000.

     No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares to which other then-outstanding Awards relate, exceeds the number of shares available for the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

     (b) Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (c) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards,
(iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that with respect to ISOs, no such adjustment would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance Awards, as such term is defined in Section 7(h), to the extent that such adjustment would adversely affect the status of that Performance Award as "performance-based compensation" under Section 162(m) of the Code.

SECTION 5. ELIGIBILITY. All key employees of the Company and its Subsidiaries are eligible to be granted Awards under the Plan.

SECTION 6. SPECIFIC TERMS OF AWARDS.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. Except as provided in Sections 6(e), 7(a), or 7(b), only services may be required as consideration for the grant (but not the exercise) of any Award. All Awards shall be evidenced by an Award Agreement.

     (b) Options. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

          (i) Exercise Price; Limitations. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, in the case of an ISO granted at any time, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option and in the case of an Option other than an ISO granted at any time, such exercise price shall be not less than 50% of the Fair Market Value of a share on the date of grant of such Option.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards issued under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, or through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

          (iii) Incentive Stock Options. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over
     (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive any dividend or other distribution paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

          (v) Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

     (e) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized, to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (f) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(f) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

     (g) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

SECTION 7. ADDITIONAL PROVISIONS APPLICABLE TO AWARDS.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

          (i) granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a share of Stock at the date such substitute Award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

          (ii) retroactively granted in tandem with an outstanding Award or award shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

     (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

     (c) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or any SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (d) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. The Committee may also authorize payment in the exercise of an Option by net issuance or other cashless exercise methods.

     (e) Rule 16b-3 Compliance.

          (i) Nontransferability. Awards which constitute derivative securities, and any right that comes within the general definition of "derivative security" of Rule 16a-1(c) under the Exchange Act, shall not be transferable by a Participant who is subject to Section 16 of the Exchange Act except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of such a Participant only by such Participant or his guardian or legal representative.

          (ii) Other Rule 16b-3 Compliance Provisions. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase stock shall not be less than the price required to comply with Rule 16b-3 at the time of grant of such Award.

     (f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (g) Prior Plans. Upon effectiveness of the Plan, no further grants of options or other awards will be made under the 1978 or 1990 Stock Option Plans, provided, however, that the authority to grant further options and awards under these plans shall be reinstated if stockholders do not approve the Plan in accordance with Section 8(k).

     (h) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensa-tion" under Section 162(m) of the Code (a "Performance Award"). The right to receive a Performance Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance Award is granted. Such performance goals, which may vary from Participant to Participant and Performance Award to Performance Award, shall be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions. Before any such compensation is paid, the Committee shall certify in writing that the performance goals applicable to the Performance Award were in fact satisfied. The maximum amount which may be granted as Performance Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 100,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 4(c) hereof, (ii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i), and (iii) cash payments (other than Tax Bonuses) of $250,000.

     (i) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions, shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

SECTION 8. GENERAL PROVISIONS.

     (a) Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

     (b) Limits on Encumbering Awards. In addition to the restrictions on transferability set forth in Section 7(e)(i), no right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any party other than the Company or a Subsidiary. Unless otherwise determined by the Committee (subject to the requirements of Section 7(e)(i)), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company or a Subsidiary under the terms of the Plan. A guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

     (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries. Neither shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

     (d) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award. The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion, at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would cause the compensation attributable to the Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan; or (iii) increase the number of shares of Stock subject to the Plan.

     (f) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

     (g) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to issue Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (i) Severability. If any provisions of the Plan shall be deemed to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Effective Date; Plan Termination. The Plan shall become effective as of January 1, 1996; provided, however, that, within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy, and entitled to vote on the Plan at a meeting of the Company's stockholders duly held in accordance with the laws of the State of Delaware, or any adjournment thereof; provided, however, that a quorum is present at the meeting or any adjournment thereof. The Plan shall terminate on the earlier of ten years after its approval by the stockholders of the Company or at such time as no Stock remains available for issuance pursuant to Section 4. The Plan shall continue in effect with respect to Awards made before termination of the Plan until such Awards have been settled, terminated or forfeited.

                                                                       EXHIBIT B

                     1996 NON-EMPLOYEE DIRECTOR STOCK PLAN
                           OF TALLEY INDUSTRIES, INC.

SECTION 1. PURPOSE. The purpose of this 1996 Non-Employee Director Stock Plan of Talley Industries, Inc. is to assist Talley Industries, Inc. (the "Company") in attracting and retaining Non-Employee Directors, enable such directors to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such directors and the Company's stockholders, and provide to such directors an increased incentive to expend their maximum efforts for the success of the Company's business.

SECTION 2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Award" means any Restricted Stock or Option granted to a Participant under the Plan.

     (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all the Company's assets.

     (e) "Committee" means the Executive Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

     (f) "Company" means Talley Industries, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (g) A "Continuing Director" means, as of any date of determination, any member of the Board who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     (h) "Disability" means a permanent and total disability as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

     (j) "Fair Market Value" means, with respect to Stock, the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of the Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made as reported on the stock exchange or market on which the Stock is primarily traded.

     (k) "Non-Employee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an employee of the Company or any of its Subsidiaries.

     (l) "Option" means a right, granted to a Participant under Section 7, to purchase Stock at a specified price during specified time periods.

     (m) "Participant" means a Non-Employee Director of the Company who has been granted an Award under the Plan.

     (n) "Plan" means this 1996 Non-Employee Director Stock Plan of the Company.

     (o) "Restricted Stock" means Stock awarded to a Participant under Section 6 that may be subject to certain restrictions and to a risk of forfeiture.

     (p) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants under Section 16 of the Exchange Act.

     (q) "Stock" means the common stock of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

     (r) "Subsidiary" means any corporation in which the Company owns directly or indirectly at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns directly or indirectly at least 50% of the voting power, capital or profits thereof.

     (s) "Trading Day" means a day on which the trading floor of the New York Stock Exchange is open for general business.

SECTION 3. ADMINISTRATION.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner that is consistent with the Plan's provisions. However, the Committee does not have the power to (i) determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of Awards to be made under the Plan to any Participant, or (ii) take any action that would result in the Awards not being treated as "formula awards" within the meaning of Rule 16b-3 of the Exchange Act or any successor provision thereto.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the stockholders of the Company or to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

SECTION 4. STOCK SUBJECT TO PLAN.

     (a) Subject to adjustment as hereinafter provided, the total number of shares of Stock available for issuance in connection with Awards under the Plan shall be 200,000.

     No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares to which other then-outstanding Awards relate, exceeds the number of shares available for the Plan. If any shares subject to an Award are forfeited or such Award otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for Awards under the Plan.

     (b) Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (c) In the event that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock, (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock subject to any outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the Option exercise price per share of Stock will be automatically adjusted to give effect to the occurrence of such event.

SECTION 5. ELIGIBILITY. Eligibility to participate in the Plan is limited to Non-Employee Directors.

SECTION 6. ANNUAL RESTRICTED STOCK GRANTS.

     (a) Annual Grant of Restricted Stock. Each year beginning with 1996, as of the first business day of the month following the adjournment of the Annual Meeting of Stockholders of the Company for that year, each Non-Employee Director who has been elected or reelected, or continues as a member of the Board as of the adjournment of the Annual Meeting shall be granted 1,000 shares of Restricted Stock. The specific terms of the Restricted Stock grant is subject to the provisions of this Section 6 and the Award Agreement executed pursuant to
Section 6(b).

     (b) Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of the Plan.

     (c) Nontransferability of Restricted Stock. Except as otherwise provided in Section 6(d), a Participant may not sell, transfer, pledge, assign or otherwise alienate, other than by will or the laws of descent and distribution, any shares of Restricted Stock if such transaction would cause the average over the 10 consecutive Trading Days preceding the date of such transaction of the Fair Market Value of all of the shares of Stock, including Restricted Stock, but excluding any options, warrants or rights to purchase Stock beneficially owned, directly or indirectly, by the Participant to be less than five times the then current annual cash retainer (exclusive of any per meeting fees, committee fees or expense reimbursements) paid to Non-Employee Directors.

     (d) Termination of Service on Board. If any Participant ceases to be a Non-Employee Director by reason of death, Disability, completion of his elected term of office, or failure to be reelected as a member of the Board, any Restricted Stock held by that Participant shall not be subject to the restrictions set forth in Section 6(c). If a Participant ceases to be a Non-Employee Director for any reason other than those stated in the preceding sentence, any Restricted Stock held by that Participant as of that date immediately shall be forfeited.

     (e) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

     (f) Dividends. Non-Employee Directors holding shares of Restricted Stock granted hereunder shall be entitled to receive any dividend or other distribution paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which Stock has been distributed.

     (g) Voting Rights. Non-Employee Directors holding shares of Restricted Stock granted hereunder shall have voting rights with respect to those shares.

     (h) Taxes. Each Participant who receives Restricted Stock pursuant to the Plan shall be paid in cash in the year in which the value of the Restricted Stock is included in the gross income of the Participant an amount equal to the federal, foreign, if any, and applicable state and local income and self-employment tax liabilities payable by the Participant as a result of (i) the amount included in gross income as a result of the receipt of the Restricted Stock and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Restricted Stock is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

SECTION 7. ANNUAL OPTION GRANTS.

     (a) Annual Grant of Options. Each year beginning with 1996, as of the first business day of the month following the adjournment of the Annual Meeting of Stockholders of the Company for that year, each Non-Employee Director who has been elected or reelected, or continues as a member of the Board as of the adjournment of the Annual Meeting shall be granted an Option to purchase 1,000 shares of Stock. The specific terms of the Option grant is subject to the provisions of this Section 7 and the Award Agreement executed pursuant to
Section 7(b)

     (b) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of the Plan.

     (c) Option Exercise Price Per Share. The exercise price per share of Stock under an Option granted pursuant to this Section 7 shall be equal to the Fair Market Value of such Stock on the date the Option is granted.

     (d) Duration of Options. Participants shall be entitled to exercise Options granted under this Section 7 at any time and from time to time, within the time period beginning at the end of the sixth month following the date the Option is granted, and ending on the fifth (5th) anniversary date of its grant, unless the Option is earlier terminated, forfeited, or surrendered pursuant to a provision of the Plan or the applicable Award Agreement.

     (e) Payment. Options are exercised by delivering a written notice of exercise to the Secretary of the Company specifying the number of Options to be exercised and payment in full is made for the shares of Stock being acquired thereunder at the time of exercise. Such payment shall be made: (i) in cash or its equivalents; (ii) by tendering to the Company shares of Stock (not including Restricted Stock) owned by the Participant exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option;
(iii) by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Options that number of shares of Stock having a Fair Market Value equal to the cash exercise price applicable to such Option; (iv) through "cashless exercise" arrangements; or (v) by a combination of (i), (ii), (iii) and (iv).

     The Committee shall determine acceptable methods for a Participant to use the payment methods described in clauses (ii), (iii) and (iv) of this Section 7(e) and the Committee may impose such conditions on the use of such payment methods as it deems appropriate. In addition, a Participant may not use the payment method described in clause (ii) of this Section 7(e) if such transaction would cause the average over the 10 consecutive Trading Days preceding the date of such transaction of the Fair Market Value of all of the shares of Stock (including Restricted Stock, but excluding any options, warrants or rights to purchase Stock) beneficially owned, directly or indirectly, by the Participant to be less than five times the then annual cash retainer (exclusive of any per meeting fees, committee fees, or expense reimbursements) paid to Non-Employee Directors.

     As soon as practicable after a written notification of exercise and full payment, the Company shall cause to be delivered to the Participant, in the Participant's name, Stock certificates in an appropriate amount based upon the number of shares of Stock purchased pursuant to the exercise of the Options.

     (f) Termination of Service on Board. If any Participant ceases to be a Non-Employee Director by reason of death, Disability, completion of his elected term of office, or failure to be reelected as a member of the Board, any Options held by that Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date the Participant ceases to be a Non-Employee Director for such reasons, whichever period is shorter. If a Participant ceases to be a Non-Employee Director for any reason other than those stated in the preceding sentence, any Options held by that Participant as of that date immediately shall be forfeited.

     (g) Restrictions on Stock Transferability. To the extent necessary to ensure that Options granted under this Section 7 comply with applicable law, the Board shall impose restrictions on any Stock acquired pursuant to the exercise of an Option under this Section 7, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock.

     (h) Nontransferability of Options. No Option granted under this Section 7 may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under this Section 7 shall be exercisable during his or her lifetime only by such Participant.

SECTION 8. CHANGE OF CONTROL. In the event of a Change of Control of the Company, all shares of Restricted Stock granted under the Plan that are still subject to restrictions shall be free of such restrictions, as of the first date that the definition of Change of Control has been fulfilled. All Options that are exercisable as of the effective date of the Change of Control shall remain exercisable for the remaining life of the Option.

SECTION 9. GENERAL PROVISIONS.

     (a) Compliance With Legal and Other Requirements. The Plan, the granting of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

     (b) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     (c) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan; or (iii) increase the number of shares of Stock subject to the Plan.

     (d) No Stockholder Rights. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

     (e) Severability. If any provision of the Plan shall be deemed to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     (f) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (g) Effective Date; Plan Termination. The Plan shall become effective as of January 1, 1996; provided, however, that, within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy, and entitled to vote on the Plan at a meeting of the Company's stockholders duly held in accordance with the laws of the State of Delaware, or any adjournment thereof; provided, however, that a quorum is present at the meeting or any adjournment thereof. The Plan shall terminate on the earlier of ten years after approval by the stockholders of the Company or at such time as no Stock remains available for issuance pursuant to Section 4. The Plan shall continue in effect with respect to Awards made before termination of the Plan until such Awards have been settled, terminated or forfeited.

                                  Talley(TM)
                                  Industries

William H. Mallender                                      2702 North 44th Street
Chairman of the Board            March 8, 1996            Phoenix, Arizona 85008
                                                             (602) 957-7711



To Participants in the Talley Savings Plus 401-K Plan:

     As a participant in the Talley Savings Plus 401-K Plan, you can vote at the upcoming Annual Meeting of Talley Industries, Inc. on the election of directors and certain other matters that are to be voted upon by the stockholders at the Annual Meeting.

     In order to exercise your vote, simply complete and sign the voting instruction cards included in this proxy mailing (also known as "proxy cards") and return them in the envelope as soon as possible. I hope you will take advantage of this opportunity to direct the manner in which shares of Company Common Stock and Series B Preferred Stock allocated to your account under the Talley Savings Plus 401-K Plan ("Plan") will be voted.

     Enclosed with this letter is the Company's Proxy Statement, which describes the matters to be voted upon, two voting instruction cards, which will permit you to direct the voting of the shares of Common and Series B Preferred Stock allocated to your account, the 1995 Annual Report to Stockholders and a stamped, pre-addressed return envelope. After you have reviewed the Proxy Statement and the Annual Report, I urge you to mark, date, sign and return both of the enclosed voting instruction cards to Marshall & Ilsley Trust Company of Arizona, the Plan Trustee, as soon as possible. The white card is for Common Stock and the white card with a blue stripe is for Series B Preferred Stock.

     I want to emphasize that your voting instructions will remain completely confidential. Only a few employees of Marshall & Ilsley Trust Company who tabulate the voting instructions will have access to your cards. Marshall & Ilsley Trust Company will certify the result to the Company. No person associated with the Company will be allowed to see the individual voting instructions, nor will we be told which participants exercised their voting rights.

     In connection with the matters to be voted upon at the meeting, the Company's Board of Directors unanimously recommends a vote FOR each of the four regular and two special nominees for director listed in the Proxy Statement, FOR approval of the 1996 Comprehensive Stock Plan of Talley Industries, Inc. and the 1996 Non-employee Director Stock Plan of Talley Industries, Inc. and AGAINST the stockholder proposal.

     If your voting instructions are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

                               Sincerely,


                               /s/ WILLIAM H. MALLENDER
                               ------------------------
                               William H. Mallender
                               Chairman of the Board

                             TALLEY INDUSTRIES, INC.

             PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 9, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of preferred stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on April 9, 1996 at 11:00 a.m. Mountain Standard Time at the Ritz-Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND A VOTE "AGAINST" ITEM 4.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                    TALLEY

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). TO THE EXTENT NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NAMED IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND "AGAINST" ITEM 4.

                                                                 PREFERRED STOCK

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1, ITEM 2 AND ITEM 3.

ITEM 1 - ELECTION OF TWO DIRECTORS to serve until the annual meeting in 1997 and until their successors are duly elected and qualified; provided, however, that when the Preferred Stockholders' right to elect directors separately as a class terminates, the term of office of each director so elected shall automatically terminate.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)
/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES: - Paul L. Foster and Joseph A. Orlando

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

----------------------------------------------

ITEM 2 - APPROVAL OF 1996 COMPREHENSIVE STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 3 - APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 4 - STOCKHOLDER PROPOSAL: PREFERRED STOCK PURCHASE
/ /       / /       / /
ITEM 5 - In their discretion the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.
/ /

(Please sign as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1996
      ----------------------------------

----------------------------------------
Signature
----------------------------------------
Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/
                            - FOLD AND DETACH HERE -

                             TALLEY INDUSTRIES, INC.

             PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 9, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of common stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on April 9, 1996 at 11:00 a.m. Mountain Standard Time at the Ritz-Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND A VOTE "AGAINST" ITEM 4.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                    TALLEY

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). TO THE EXTENT NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES NAMED IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND "AGAINST" ITEM 4.

                                                                   COMMON STOCK

ITEM 1 - ELECTION OF FOUR DIRECTORS to serve until the annual meeting in 1999 and until their successors are duly elected and qualified.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)
/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES: - Jack C. Crim, John D. MacNaughton, Alex Stamatakis and Donald J. Ulrich

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

----------------------------------------------
ITEM 2 - APPROVAL OF 1996 COMPREHENSIVE STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 3 - APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 4 - STOCKHOLDER PROPOSAL: PREFERRED STOCK PURCHASE
/ /       / /       / /
ITEM 5 - In their discretion the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.
/ /

(Please sign as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1996
      ----------------------------

----------------------------------------
Signature
----------------------------------------
Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -

                         TALLEY SAVINGS PLUS 401-K PLAN

       VOTING INSTRUCTIONS TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS,
                                 APRIL 9, 1996

     As a participant in the Talley Savings Plus 401-K Plan, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's Series B preferred stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on April 9, 1996 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                    TALLEY

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). TO THE EXTENT NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NAMED IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND "AGAINST" ITEM 4.

                                                                 PREFERRED STOCK

         ALL SHARES OF SERIES B PREFERRED STOCK ALLOCATED TO MY ACCOUNT

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1, ITEM 2 AND ITEM 3.

ITEM 1 - ELECTION OF TWO DIRECTORS to serve until the annual meeting in 1997 and until their successors are duly elected and qualified; provided, however, that when the Preferred Stockholders' right to elect directors separately as a class terminates, the term of office of each director so elected shall automatically terminate.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)
/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES: - Paul L. Foster and Joseph A. Orlando

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

----------------------------------------------
ITEM 2 - APPROVAL OF 1996 COMPREHENSIVE STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 3 - APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 4 - STOCKHOLDER PROPOSAL: PREFERRED STOCK PURCHASE
/ /       / /       / /
ITEM 5 - In his discretion the Trustee appointed herein is authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.
/ /

(Please sign as your name appears on this instruction card. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1996
      ----------------------------------

----------------------------------------
Signature
----------------------------------------
Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -

                         TALLEY SAVINGS PLUS 401-K PLAN

       VOTING INSTRUCTIONS TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS,
                                 APRIL 9, 1996

     As a participant in the Talley Savings Plus 401-K Plan, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's Common Stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on April 9, 1996 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                    TALLEY

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). TO THE EXTENT NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES NAMED IN ITEM 1; "FOR" ITEM 2; "FOR" ITEM 3; AND "AGAINST" ITEM 4.

                                                                    COMMON STOCK

               ALL SHARES OF COMMON STOCK ALLOCATED TO MY ACCOUNT

ITEM 1 - ELECTION OF FOUR DIRECTORS to serve until the annual meeting in 1999 and until their successors are duly elected and qualified.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)
/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES: - Jack C. Crim, John D. MacNaughton, Alex Stamatakis and Donald J. Ulrich

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

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ITEM 2 - APPROVAL OF 1996 COMPREHENSIVE STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 3 - APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN OF TALLEY INDUSTRIES, INC.
/ /       / /       / /
ITEM 4 - STOCKHOLDER PROPOSAL: PREFERRED STOCK PURCHASE
/ /       / /       / /
ITEM 5 - In his discretion the Trustee appointed herein is authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.
/ /

(Please sign as your name appears on this instruction card. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1996
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Signature
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Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -